EXHIBIT 99.6

                               The 115 Agreement

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      Item 1115 Agreement dated as of May 24, 2006 (this "Agreement"), between
IndyMac Bank, F.S.B.., a federal savings bank ("IndyMac Bank"), IndyMac MBS, Inc., a Delaware corporation ("IndyMac MBS"), IndyMac ABS, Inc., a Delaware corporation ("IndyMac ABS"), and Lehman Brothers Special Financing Inc., a corporation organized and existing under the laws of the State of Delaware, as counterparty (the "Counterparty").

                                    RECITALS

            WHEREAS, IndyMac MBS and IndyMac ABS each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps, interest rate swaps or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Depositor: Means IndyMac MBS and IndyMac ABS with respect to the related Registration Statement for which the entity is the registrant.

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the SPV pursuant to the Exchange Act.

            GAAP: As defined in Section 3(a)(v).

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            Master Agreement: The ISDA Master Agreement between the Counterparty and the SPV or, if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include:

                  (A)   the Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) IndyMac Bank (or any other sponsor identified to the Counterparty by IndyMac Bank);

                        (2) the related Depositor (as identified to the Counterparty by IndyMac Bank);

                        (3)   the SPV;

                        (4) IndyMac Bank (or any other servicer or master servicer identified to the Counterparty by IndyMac
                              Bank);


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                        (5)   Deutsche Bank National Trust Company (or any other
                              trustee identified to the Counterparty by IndyMac
                              Bank);

                        (6) any originator identified to the Counterparty by IndyMac Bank;

                        (7) any enhancement or support provider identified to the Counterparty by IndyMac Bank; and

                        (8) any other material transaction party identified to the Counterparty by IndyMac Bank.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports with respect to the SPV under Sections 13 and 15(d) of the Exchange Act in accordance with the requirements of Regulation AB, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty, any affiliated entities providing derivative instruments to the SPV and any entities guaranteeing the obligations of the Counterparty or any affiliate entity providing derivative instruments to the SPV (a "Counterparty Guarantor") (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                  (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

      (b) Following the Closing Date with respect to a Transaction, and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act:

            (i) no later than March 1 of each calendar year, upon the written request of the related Depositor (or any authorized delegee), the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and
                  (2)


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                  provide to the related Depositor a description of such
                  affiliations or relationships as described in Section 2(b)(i)(1);

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall, upon five Business Days written notice, either:

                  (A) all of the following: (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

                  (B) assign the Derivative Agreement as provided below; or

                  (C) if permissible under Regulation AB (which determination shall be made by IndyMac Bank in its sole discretion), deliver collateral to the SPV under the Credit Support Annex related to the relevant Master Agreement in type and amount to the extent necessary, in IndyMac Bank's sole discretion, to assure compliance with Item 1115 of Regulation AB.


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Section 3. Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) Each of the Counterparty, and, if applicable, any Company Guarantor is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

            (ii) Each of the Counterparty, and, if applicable, any Company Guarantor has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

            (iii) Each of the reports filed by the Counterparty and, if applicable, any Company Guarantor include (or properly incorporate by reference) the financial statements of the Counterparty or, if applicable, such Company Guarantor.

            (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (including Company Financial Information of any Counterparty Guarantor) (if applicable) are independent registered public accountants as required by the Securities Act.

            (v) If applicable, with respect to the Counterparty and each Counterparty Guarantor, either (I) the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty or such Counterparty Guarantor, as applicable and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein or (II) if the Counterparty or Counterparty Guarantor has adopted International Financial Reporting Standards and International Accounting Standards (collectively "IFRS") for the purpose of preparing its financial statements, the Company Financial Information present fairly the consolidated financial position of the Counterparty or such Counterparty Guarantor, as applicable and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been


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                  prepared in conformity with IFRS applied on a consistent
                  basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with IFRS the information required to be stated therein and such Company Financial Information has been reconciled with GAAP.

            (vi) The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (vii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) If the Counterparty or a Counterparty Guarantor has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty or such Counterparty Guarantor, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act.

      (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty or the Counterparty Guarantor, as applicable, shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 20th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct.

      (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that an SPV that is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.


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Section 4. Indemnification; Remedies

      (a) Each of the Counterparty and any Counterparty Guarantor shall indemnify IndyMac Bank and the related Depositor, each person responsible for the execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty or any Counterparty Guarantor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty or any Counterparty Guarantor to deliver any information, report, accountants' consent or other material when and in any case only as required under
                  Section 2 or any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing
                  Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master
                  Agreement) with the Counterparty as the sole Affected Party
                  (as defined in the Master Agreement) under the Derivative
                  Agreement. Following such termination, a termination payment
                  (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method


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                  for determining the termination payment (notwithstanding
                  anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty or any Counterparty Guarantor has failed to deliver any information, report, or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with IndyMac Bank and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party (as defined in the Master Agreement). In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.


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Section 5. Miscellaneous.

      (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from IndyMac Bank that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

      (b)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (d) Counterparty Guarantor. The Counterparty shall cause any Counterparty Guarantor that has not acknowledged and agreed to this Agreement as of the date first set forth above to subsequently execute a joinder agreement in the form attached hereto as Exhibit A acknowledging its rights and obligations under this Agreement.

      (e) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (g) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties


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            waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (i) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

      (j) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (k) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.


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            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       INDYMAC MBS, INC.


                                       By: /s/ Andy Sciandra
                                           ------------------------------------
                                           Name:      Andy Sciandra
                                           Title:     Senior Vice President
                                                      Secondary Marketing

                                       INDYMAC ABS, INC.


                                       By: /s/ Andy Sciandra
                                           ------------------------------------
                                           Name:      Andy Sciandra
                                           Title:     Senior Vice President
                                                      Secondary Marketing

                                        INDYMAC BANK, F.S.B.


                                       By: /s/ Andy Sciandra
                                           ------------------------------------
                                           Name:      Andy Sciandra
                                           Title:     Senior Vice President
                                                      Secondary Marketing

                                       LEHMAN BROTHERS SPECIAL FINANCING INC.


                                       By:  /s/ Jacqueline M. Didier
                                           ------------------------------------
                                           Name:      Jacqueline M. Didier
                                           Title:     Vice President


                                       ACKNOWLEDGED AND AGREED:

                                       LEHMAN BROTHERS HOLDINGS INC.


                                       By: /s/ Michael Hitzman
                                           ------------------------------------
                                           Name:      Michael Hitzman
                                           Title:     Authorized Signatory


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                                    Exhibit A

                                 Form of Joinder

The undersigned Counterparty Guarantor as defined in that certain 1115 Agreement between IndyMac Bank, F.S.B.., a federal savings bank, IndyMac MBS, Inc., a Delaware corporation, IndyMac ABS, Inc., a Delaware corporation and Lehman Brothers Special Financing Inc., a corporation organized and existing under the laws of the State of Delaware, as counterparty (the "Counterparty"), dated as of May 24, 2006 (the "1115 Agreement"), has reviewed the 1115 Agreement and acknowledges and agrees to the terms and conditions of such 1115 Agreement with respect to its rights and obligations as a Counterparty Guarantor thereunder.




                                        LEHMAN BROTHERS HOLDINGS INC.




                                        By: /s/ Michael Hitzman
                                            -----------------------------------
                                            Name:   Michael Hitzman
                                            Title:  Authorized Signatory



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